This
page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed
for series 2
15.A) Custodian/Sub-custodian: PFPC TRUST COMPANY
   B) Is this a Custodian or Sub-custodian? (C/S): C
   C) City: WILMINGTON         State: DE Zip Code: 19809 Zip
Ext.:
   D) Foreign Country:                      Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign
Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian
Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule
26a-2    Other
 ------------   ------------   ----------   ----------   -------
------  -----

      X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for
next/more.
                              SCREEN NUMBER:  9

                                                          This
page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed
for series 2

15.A) Custodian/Sub-custodian: CITIBANK PTY LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: MELBOURNE            State:    Zip Code:       Zip
Ext.:
   D) Foreign Country: AUSTRALIA            Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign
Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian
Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule
26a-2    Other
 ------------   ------------   ----------   ----------   -------
------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for
next/more.
                              SCREEN NUMBER:  9

                                                          This
page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed
for series 2

15.A) Custodian/Sub-custodian: CITIBANK N.A. MILAN BRANCH
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: MILAN                State:    Zip Code:       Zip
Ext.:
   D) Foreign Country: AUSTRIA              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign
Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian
Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule
26a-2    Other
 ------------   ------------   ----------   ----------   -------
------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for
next/more.
                              SCREEN NUMBER:  9

                                                          This
page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed
for series 2

15.A) Custodian/Sub-custodian: FORTIS BANK (NEDERLAND) NV
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BRUSSELS             State:    Zip Code:       Zip
Ext.:
   D) Foreign Country: BELGIUM              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign
Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian
Sponsor

 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule
26a-2    Other
 ------------   ------------   ----------   ----------   -------
------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for
next/more.
                              SCREEN NUMBER:  9

                                                          This
page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed
for series 2

15.A) Custodian/Sub-custodian: CITIBANK CANADA
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TORONTO              State:    Zip Code:       Zip
Ext.:
   D) Foreign Country: CANADA               Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign
Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian
Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule
26a-2    Other
 ------------   ------------   ----------   ----------   -------
------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for
next/more.
                              SCREEN NUMBER:  9

                                                          This
page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed
for series 2

15.A) Custodian/Sub-custodian: CITIBANK A.S. PRAHA
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: PRAGUE               State:    Zip Code:       Zip
Ext.:
   D) Foreign Country: CZECH REPUBLIC       Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign
Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian
Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule
26a-2    Other
 ------------   ------------   ----------   ----------   -------
------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for
next/more.
                              SCREEN NUMBER:  9

                                                          This
page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed
for series 2

15.A) Custodian/Sub-custodian: NORDEA DENMARK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: COPENHAGEN           State:    Zip Code:       Zip
Ext.:
   D) Foreign Country: DENMARK              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign
Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian
Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule
26a-2    Other
 ------------   ------------   ----------   ----------   -------
------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for
next/more.
                              SCREEN NUMBER:  9

                                                          This
page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed
for series 2

15.A) Custodian/Sub-custodian: EUROCLEAR BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: EUROMARKETS          State:    Zip Code:       Zip
Ext.:
   D) Foreign Country: EUROCLEAR            Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign
Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian
Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule
26a-2    Other
 ------------   ------------   ----------   ----------   -------
------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.

                              SCREEN NUMBER:  9

                                                          This
page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed
for series 2

15.A) Custodian/Sub-custodian: NORDEA BANK FINLAND
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: HELSINKI             State:    Zip Code:       Zip
Ext.:
   D) Foreign Country: FINLAND              Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign
Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian
Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule
26a-2    Other
 ------------   ------------   ----------   ----------   -------
------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for
next/more.
                              SCREEN NUMBER:  9

                                                          This
page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed
for series 2

15.A) Custodian/Sub-custodian: CITIBANK INTERNATIONAL PLC
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: PARIS                State:    Zip Code:       Zip
Ext.:
   D) Foreign Country: FRANCE               Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign
Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian
Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule
26a-2    Other
 ------------   ------------   ----------   ----------   -------
------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for
next/more.
                              SCREEN NUMBER:  9

                                                          This
page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed
for series 2

15.A) Custodian/Sub-custodian: CITIBANK AKTIENGESELLSCHAFT
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BERLIN               State:    Zip Code:       Zip
Ext.:
   D) Foreign Country: GERMANY              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign
Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian
Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule
26a-2    Other
 ------------   ------------   ----------   ----------   -------
------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for
next/more.
                              SCREEN NUMBER:  9

                                                          This
page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed
for series 2

15.A) Custodian/Sub-custodian: CITIBANK INTERNATIONAL PLC
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ATHENS               State:    Zip Code:       Zip
Ext.:
   D) Foreign Country: GREECE               Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign
Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian
Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule
26a-2    Other
 ------------   ------------   ----------   ----------   -------
------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for
next/more.
                              SCREEN NUMBER:  9

                                                          This
page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed
for series 2

15.A) Custodian/Sub-custodian: CITIBANK N.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: KOWLOON              State:    Zip Code:       Zip Ext.:
   D) Foreign Country: HONG KONG            Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian
Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule
26a-2    Other
 ------------   ------------   ----------   ----------   -------
------  -----

                                                X






     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.

                              SCREEN NUMBER:  9

                                                          This
page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed
for series 2

15.A) Custodian/Sub-custodian: CITIBANK TR., BUDAPEST
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BUDAPEST             State:    Zip Code:       Zip
Ext.:
   D) Foreign Country: HUNGARY              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign
Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian
Sponsor

 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule
26a-2    Other
 ------------   ------------   ----------   ----------   -------
------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.

                              SCREEN NUMBER:  9

                                                          This
page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed
for series 2

15.A) Custodian/Sub-custodian: CITIBANK INTERNATIONAL PLC
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: DUBLIN               State:    Zip Code:       Zip
Ext.:
   D) Foreign Country: IRELAND              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign
Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian
Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule
26a-2    Other
 ------------   ------------   ----------   ----------   -------
------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for
next/more.
                              SCREEN NUMBER:  9

                                                          This
page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed
for series 2

15.A) Custodian/Sub-custodian: CITIBANK N.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: MILAN                State:    Zip Code:       Zip

Ext.:
   D) Foreign Country: ITALY                Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign
Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian
Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule
26a-2    Other
 ------------   ------------   ----------   ----------   -------

------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for
next/more.
                              SCREEN NUMBER:  9

                                                          This
page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed
for series 2

15.A) Custodian/Sub-custodian: CITIBANK N.A. TOKYO BRANCH
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TOKYO                State:    Zip Code:       Zip
Ext.:
   D) Foreign Country: JAPAN                Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign
Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian
Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule
26a-2    Other
 ------------   ------------   ----------   ----------   -------
------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for
next/more.
                              SCREEN NUMBER:  9

                                                          This
page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed
for series 2

15.A) Custodian/Sub-custodian: CITIBANK INTERNATIONAL PLC
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: AMSTERDAM            State:    Zip Code:       Zip
Ext.:
   D) Foreign Country: NETHERLANDS          Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign
Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian
Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule
26a-2    Other

 ------------   ------------   ----------   ----------   -------
------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for
next/more.
                              SCREEN NUMBER:  9

                                                          This
page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed
for series 2


15.A) Custodian/Sub-custodian: CITIBANK NOMINEES NEW ZEALAND
LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: AUCKLAND             State:    Zip Code:       Zip
Ext.:
   D) Foreign Country: NEW ZEALAND          Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign
Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian
Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule
26a-2    Other
 ------------   ------------   ----------   ----------   -------
------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for
next/more.
                              SCREEN NUMBER:  9

                                                          This
page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed
for series 2

15.A) Custodian/Sub-custodian: CITIBANK BERHAD
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BERHAD               State:    Zip Code:       Zip
Ext.:
   D) Foreign Country: MALAYSIA             Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign
Insurance Co.

     Bank       Sec. Exchg.       Self      Custodian
Sponsor

 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule
26a-2    Other
 ------------   ------------   ----------   ----------   -------
------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for
next/more.
                              SCREEN NUMBER:  9

                                                          This
page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed
for series 2

15.A) Custodian/Sub-custodian: BANCO NACIONAL DE MEXICO, S.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: MEXICO CITY          State:    Zip Code:       Zip

Ext.:
   D) Foreign Country: MEXICO               Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign
Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian
Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule
26a-2    Other
 ------------   ------------   ----------   ----------   -------
------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for
next/more.
                              SCREEN NUMBER:  9

                                                          This
page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed
for series 2

15.A) Custodian/Sub-custodian: NORDEA BANK NORGE ASA
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: OSLO                 State:    Zip Code:       Zip
Ext.:
   D) Foreign Country: NORWAY               Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign
Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian
Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule
26a-2    Other
 ------------   ------------   ----------   ----------   -------
------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for
next/more.
                              SCREEN NUMBER:  9

                                                          This
page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed
for series 2

15.A) Custodian/Sub-custodian: BANK HANDLOWY W WARSZAWIE SA
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: WARSAW               State:    Zip Code:       Zip
Ext.:
   D) Foreign Country: POLAND               Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign
Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian
Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule
26a-2    Other
 ------------   ------------   ----------   ----------   -------
------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for
next/more.
                              SCREEN NUMBER:  9

                                                          This
page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed
for series 2

15.A) Custodian/Sub-custodian: CITIBANK INTERNATIONAL PLC
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: LISBON               State:    Zip Code:       Zip
Ext.:
   D) Foreign Country: PORTUGAL             Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign
Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian
Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule
26a-2    Other
 ------------   ------------   ----------   ----------   -------
------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for
next/more.
                              SCREEN NUMBER:  9

                                                          This
page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed
for series 2

15.A) Custodian/Sub-custodian: CITIBANK N.A. SINGAPORE BRANCH
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: SINGAPORE            State:    Zip Code:       Zip
Ext.:
   D) Foreign Country: SINGAPORE            Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign
Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian
Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule
26a-2    Other
 ------------   ------------   ----------   ----------   -------
------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for
next/more.
                              SCREEN NUMBER:  9

                                                          This
page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed
for series 2


15.A) Custodian/Sub-custodian: CITIBANK (SLOVAKIA) A.S.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BRATISLAVA           State:    Zip Code:       Zip
Ext.:
   D) Foreign Country: SLOVAKIA             Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign
Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian
Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule
26a-2    Other
 ------------   ------------   ----------   ----------   -------
------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for
next/more.
                              SCREEN NUMBER:  9

                                                          This
page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed

for series 2

15.A) Custodian/Sub-custodian: CITIBANK JOHANNESBURG
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: JOHANNESBURG         State:    Zip Code:       Zip
Ext.:
   D) Foreign Country: SOUTH AFRICA         Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign
Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian
Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule
26a-2    Other
 ------------   ------------   ----------   ----------   -------
------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for
next/more.
                              SCREEN NUMBER:  9

                                                          This
page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed
for series 2

15.A) Custodian/Sub-custodian: CITIBANK INTERNATIONAL PLC
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: MADRID               State:    Zip Code:       Zip
Ext.:
   D) Foreign Country: SPAIN                Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign
Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian
Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule
26a-2    Other
 ------------   ------------   ----------   ----------   -------
------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for
next/more.
                              SCREEN NUMBER:  9

                                                          This
page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed
for series 2

15.A) Custodian/Sub-custodian: SKANDINAVISKA ENSKILDA BANKEN AB
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: STOCKHOLM            State:    Zip Code:       Zip
Ext.:
   D) Foreign Country: SWEDEN               Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign
Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian
Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule
26a-2    Other
 ------------   ------------   ----------   ----------   -------
------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.

                              SCREEN NUMBER:  9

                                                          This
page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed
for series 2


15.A) Custodian/Sub-custodian: CITIBANK N.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ZURICH               State:    Zip Code:       Zip
Ext.:
   D) Foreign Country: SWITZERLAND          Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign
Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian
Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule
26a-2    Other
 ------------   ------------   ----------   ----------   -------
------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for
next/more.
                              SCREEN NUMBER:  9

                                                          This
page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed
for series 2

15.A) Custodian/Sub-custodian: CITIBANK N.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BANGKOK              State:    Zip Code:       Zip
Ext.:
   D) Foreign Country: THAILAND             Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign
Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian
 Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule
26a-2    Other
 ------------   ------------   ----------   ----------   -------
------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for
next/more.
                              SCREEN NUMBER:  9

                                                          This
page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed
for series 2


15.A) Custodian/Sub-custodian: CITIBANK N.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: LONDON               State:    Zip Code:       Zip
Ext.:
   D) Foreign Country: UNITED KINGDOM       Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign
Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian
Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule
26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for
next/more.
                              SCREEN NUMBER:  9

Because the electronic format for filing Form
N-SAR does not provide
"adequate space for responding to Items 15 correctly, " the correct answers are as above.
STRATEGIC PARTNERS OPPORTUNITY FUNDS
STRATEGIC PARTNERS NEW ERA GROWTH FUND